SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 32 – SUBSEQUENT EVENTS

I) On January 21, 2025, the Company, through its subsidiaries Gerdau Aços Longos S.A. and Sul Renováveis Participações S.A., entered into agreements with Atiaia Energia S.A. to acquire all of the shares of the companies Rio do Sangue S.A. and Paranatinga Energia S.A., holders, respectively, of the Small Hydroelectric Power Plants (SHPs) called Garganta da Jararaca and Paranatinga II, for approximately R$ 440 million. This amount is subject to adjustments based on cash and debt levels to be determined on the closing date, in accordance with the usual terms and conditions for transactions of this nature and established in the agreements. The acquisition price will be paid in cash, on the closing date, with available own resources. The closing is subject to the verification of usual conditions precedent for this type of transaction, including approval by the Brazilian competition authority. The Garganta da Jararaca and Paranatinga II SHPs are located in the state of Mato Grosso. The SHPs will supply renewable energy to Gerdau’s steel production units in Brazil, on a self-production basis. The acquisition of these assets is in line with Gerdau’s strategy of generating greater cost competitiveness in its business, increasing the self-production of clean energy, and in line with the decarbonization process already announced by the Company.

II) On February 10, 2025, the Company, after fulfilling all the conditions precedent, including approval by the antitrust authorities, concluded the transaction with Sumitomo Corporation and The Japan Steel Works Ltd., for the acquisition of 39.53% and 1.74%, respectively, of the total shares issued by Gerdau Summit Aços Fundidos e Forjados S.A. (“Gerdau Summit”). With the closing of the transaction, the Company will own 100% of the Gerdau Summit’s capital. The acquisition price, paid in cash with own resources, was approximately US$ 32.6 million (equivalent to R$ 188.6 million on the date of completion of the transaction), substantially equivalent to the equity value. Gerdau Summit is located in Pindamonhangaba, in the state of São Paulo, and produces cast and forged steel, especially for the production of cylinders and axles in the steel, aluminum, sugar and ethanol and energy sectors. The transaction is in line with the Company’s strategy of generating greater synergy between its businesses and offering higher value- added products and services to its customers. Gerdau Summit, until then a joint venture, with this transaction becomes a subsidiary of the Company.

III) On February 19, 2025, the Company informed its shareholders and the market in general that, starting with the release of the results for the first quarter of 2025, it will start to disclose the information and results of its business segments as follows:

●	Brazil Segment: includes the long, flat and special steel operations and the iron ore operation located in Brazil.
●	North America Segment: includes the long and special steel operations located in Canada and the United States and the joint venture located in Mexico;
●	South America Segment: includes the operations in Argentina, Peru and Uruguay.

With these changes, the information and results of the former Specialty Steel business segment, which included the specialty steel operations located in Brazil and the United States, will now be disclosed together with the other segments, according to their geographic location, as the Brazil business segment and the North America business segment, respectively.

This new format for disclosing information and results is in line with recent changes in the global steel industry scenario, which have led to an increasing regionalization of markets, business dynamics and local currencies of these operations, improving the presentation of Gerdau’s results in Brazil and North America, the main regions in which it operates.